SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 22, 2002


                                   JVWEB, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

      Delaware                         000-24001                76-0552098
--------------------------------------------------------------------------------
(State or other                     (Commission File           (IRS Employer
jurisdiction of Incorporation)          Number)           Identification Number)


2555 Clovis Ave., Suite E, Clovis, California                         93612
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:   (559) 347-6688

                5444 Westheimer, Suite 2080, Houston, Texas 77056
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                  (Former address if changed since last report)

    The Registrant hereby amends Item 7 of its Report on Form 8-K filed with the Securities and Exchange Commission on April 8, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of IQ Biometrix California, Inc., the Business Acquired:

                  (i)      Report of Independent Auditors

                  (ii)     Balance Sheets as of November 12, 2001

                  (iii)    Statements of Operation for the period from July 10,
                                2001 (Inception) through November 12, 2001

                  (iv)     Statements of Stockholders' Deficit for the period
                                from July 10, 2001 (Inception) through
                                November 12, 2001

                  (v)      Consolidated Statements of Cash Flows for the period
                                from July 10, 2001 (Inception)  through
                                November 12, 2001

                  (vi)     Notes to Consolidated Financial Statements

                                          INDEPENDENT AUDITORS REPORT


To the Board of Directors and Stockholders
  IQ Biometrix California, Inc.
  Clovis, California

We have audited the accompanying balance sheet of IQ Biometrix California, Inc. as of November 12, 2001, and the related statements of income, stockholders,' deficit, and cash flows for the period from July 10, 2001 (Inception), through November 12, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IQ Biometrix California, Inc. as of November 12, 2001, and the results of their operations and cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.




Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas

May 19, 2002

                          IQ BIOMETRIX CALIFORNIA, INC.
                                  BALANCE SHEET
                                November 12, 2001



ASSETS
  Cash                                                                $      79
  Accounts receivable                                                     1,918
  Inventory - supplies                                                   38,000
                                                                       ---------
    Total Current Assets                                                 39,997
                                                                       ---------

Intangible assets, net of $5,612 accumulated amortization                75,206
                                                                       ---------

    TOTAL ASSETS                                                      $ 115,203
                                                                       =========



LIABILITIES
  Accounts payable                                                    $ 118,826


STOCKHOLDERS' DEFICIT
  Common stock, no par value, 50,000,000 shares authorized,
     14,580,000 shares issued and outstanding                            14,580
  Retained deficit                                                     ( 18,203)
                                                                       ---------
     Total Stockholders' Deficit                                       (  3,623)
                                                                       ---------

     TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                       $115,203
                                                                        ========



                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          IQ BIOMETRIX CALIFORNIA, INC.
                             STATEMENT OF OPERATIONS
                  For the Period from July 10, 2001 (Inception)
                            Through November 12, 2001



Revenues from software product sales                                  $  20,647

Cost of sales                                                                 0
Selling expense                                                             850
General and administrative expenses                                      32,388
Amortization                                                              5,612
                                                                       ---------

     NET LOSS                                                         $( 18,203)
                                                                       =========


Basic and diluted loss per share                                          $(.00)
Weighted average shares                                              14,580,000




                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          IQ BIOMETRIX CALIFORNIA, INC.
                       STATEMENT OF STOCKHOLDERS' DEFICIT
                  For the Period from July 10, 2001 (Inception)
                            Through November 12, 2001


                                        Common Stock      Accumulated
                                     Shares       Value     Deficit     Totals
                                   ----------    --------   ---------  ---------
Shares issued to founding
  shareholders:
  - CISystems, Inc.                8,100,000    $  8,100              $   8,100
  - IQ Biometrix, Inc.
      (Canada)                     6,480,000       6,480                  6,480

Net loss                                                   $( 18,203)  ( 18,203)
                                  ----------    --------    ---------  ---------


Balances, November 12, 2001       14,580,000    $ 14,580   $( 18,203) $(  3,623)
                                  ==========    ========    =========  =========



                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          IQ BIOMETRIX CALIFORNIA, INC.
                             STATEMENT OF CASH FLOWS
                  For the Period from July 10, 2001 (Inception)
                            Through November 12, 2001



CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
  Net loss                                                            $( 18,203)
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Amortization                                                          5,612
    Stock issued for services                                            14,580
  Change in cash from:
    Accounts receivable                                                (  1,918)
    Accounts payable                                                          8
                                                                       ---------
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES                              79
                                                                       ---------


NET INCREASE IN CASH                                                         79
                                                                       ---------
Cash - end of period                                                  $      79
                                                                       =========

Non-cash Transaction
  Purchase of customer list, software, and inventory
  of packaging and shipping supplies from the Canadian
  bankruptcy court carried as an account payable                      $ 118,818


                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          IQ BIOMETRIX CALIFORNIA, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ACCOUNTING POLICIES

Nature of business. IQ Biometrix California, Inc. ("IQB - California") was formed July 10, 2001 as a California corporation to purchase certain software-related assets from a Canadian bankruptcy court from a former Canadian company named Interquest, Inc. ("Interquest"). The software is called Faces 3.0 and is an artist's aid for digital creation of facial composite pictures for identification purposes.

The software was developed in Canada beginning in 1988. The software was completed and marketing begun in 1998. In 2000, Interquest filed for bankruptcy protection in a Canadian court and went dormant. IQB - California arranged for purchase of the customer list and software, and various packaging supplies in 2001 and paid the $118,818 purchase price in early 2002.

IQB - California has a June 30 fiscal year-end.

Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the income statement. Actual results could differ from those estimates.

Cash and cash equivalents. For purposes of the cash flow statement, IMI considers cash on hand and cash in the bank as cash and cash equivalents.

Revenue recognition.  Revenues are recognized when software is shipped.

Long-lived assets. Intangible assets are stated at cost. Those with limited lives are amortized using the straight-line method over their estimated useful lives. IQB - California performs reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The customer list ($60,000) and software ($15,206) each have an estimated useful life of 3 years.

Income Taxes

The asset and liability approach is used to account for income taxes by recognizing deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. IQB - California records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.

Earnings Per Common Share

Basic and diluted net loss per share excludes dilution and is computed by dividing net loss by the weighted average number of common shares outstanding for the period presented

Recent Accounting Pronouncements

IQB - California does not expect the adoption of recently issued accounting pronouncements to have a significant impact on IQB - California's results of operations, financial position or cash flows.


NOTE 2 - INCOME TAXES

Income taxes are not due since IQB - California has incurred a loss since inception. IQB - California has deductible net operating losses of $12,000 in the current period. These expire in 2022.

                  Deferred tax assets                                   $ 4,080
                  Less: valuation allowance                              (4,080)
                                                                         -------
                  Net deferred taxes                                    $     0
                                                                         =======


NOTE 3 - CORPORATE FORMATION

At inception, no shares were issued. The agreement to issue shares was formalized on November 12, 2001, when shares were issued to all founders and valued at a nominal $.001 per share. The valuation was determined by management based on IQB - California's lack of operating history or funds. For the statement of operations, net loss per share was computed as if all shares had been outstanding since inception.


NOTE 4 - STOCK OPTIONS AND WARRANTS

IQB - California's 2001 Stock Option Plan provides for the grant of both qualified and non-qualified options to directors, employees and consultants of IQB - California. The plans and warrants issuance are administered by the Board of Directors of IQB - California, who have substantial discretion to determine which persons, amounts, time, price, exercise terms, and restrictions, if any.

IQB - California uses the intrinsic value method of calculating compensation expense for employees, as described and recommended by APB Opinion 25, and allowed by FASB Statement 123. During the period ended November 12, 2001, no compensation expense was recognized for the issuance of options and warrants, because no options were issued. In early January 2002 3,331,000 options were granted to various employees and outside consultants, with an exercise price of $.10. The intrinsic value compensation cost for the options awarded to employees was $0. The fair value compensation cost record for the options awarded to non-employees was also $0 based on the Black-Scholes option pricing model as suggested by FASB Statement 123.

Variables used in the Black-Scholes option-pricing model include (1) 5.0% risk-free interest rate, (2) expected option life is the actual remaining life of the options as of each year end, (3) expected volatility is 60%, and (4) zero expected dividends.

Summary information regarding options is as follows:

                                                                     Weighted
                                                                      average
                                                           Options  Share Price
                                                           --------- ----------
Subsequent to November 12, 2001
     Granted                                              3,331,000        $.10

Options outstanding and exercisable as of May 19, 2002:

                                           - - Outstanding - -      Exercisable
                                        Number          Remaining     Number
     Exercise Price                     of Shares         life       of Shares
                                         ---------      ---------    -----------
          $.10                          3,331,000        5 years      1,537,000


NOTE 5 - SUBSEQUENT EVENT - REORGANIZATION

On March 22, 2002, IQ Biometrix - California agreed to a reorganization with JVWeb, Inc. ("JVWeb"), an inactive publicly-traded company. Pursuant to this acquisition, IQ Biometrix - California shareholders agreed to exchange their 14,580,000 shares for 11,388,777 shares of JVWeb. In connection with the exchange, JVWeb agreed to cancel 23,478 shares of stock held by its founder in exchange for transfer of all inactive subsidiaries to that founder. JVWeb formed a new wholly-owned subsidiary in Nevada, IQ Biometrix, Inc., which now holds all assets, liabilities and business operations of the former IQ Biometrix - California.


NOTE 6 - SUBSEQUENT EVENT - SHARES ISSUED FOR SERVICES AND CASH

In December 2001, 316,355 and 759,251 shares were issued to a law firm and an individual, respectively, for past legal and future promotional services rendered, and valued at $.05 per share. All amounts were expensed when issued.

On January 10, 2002, IQB - California signed a Pledge Agreement to give shares representing 1.2% of IQB - California to California State University Fresno Foundation. Under this pledge, 189,625 shares are issuable as of May 19, 2002.

During January 17 through May 19, 2002, 1,074,192 shares were issued to investors for $1,074,192 cash.

         (b)  Pro Forma Financial Information

                  (i)    Pro Forma Consolidated Condensed Balance Sheet

                  (ii)   Notes to Pro Forma Consolidated Condensed Balance Sheet

                     Pro Forma Consolidated Condensed Balance Sheet

The following pro forma balance sheet has been derived from the balance sheet of JVWeb, Inc. ("JVW") at June 30, 2001 and adjusts such information to give effect to the acquisition of IQ Biometrics California, Inc. ("IQB"), a Nevada corporation, as if the acquisition had occurred at each company's fiscal year-end, as indicated. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at each company's year-end, as indicated. The pro forma financial statements should be read in conjunction with the notes thereto and JVWeb's financial statements and related notes thereto contained in the Company's latest annual report filed with the SEC, and IQB's financial statements and related notes thereto contained elsewhere in this Form 8-K.

                                 06/30/01      11/12/01                11/12/01
                                   JVW           IQB     Adjustments   Pro Forma
   ASSETS                        ----------  ---------    -----------  ---------
Cash                           $    2,527    $      79   $(    2,527) $      79
Accounts receivable, net                         1,918                    1,918
Inventory                                       38,000                   38,000
                                 ---------- ---------                  ---------
                                    2,527       39,99                    39,997

Property and equipment, net         1,416                 (    1,416)
Intangibles, net                               75,206                    75,206
                                 ---------- ---------     ---------    ---------
  TOTAL ASSETS                 $    3,943   $ 115,203                 $ 115,203
                                 ========== =========                  =========

LIABILITIES
Accounts payable and
  accrued expenses             $   83,168   $ 118,826         83,168  $ 118,826
Note payable                        6,510                      6,510          0
Due to founding shareholder       519,320                    519,320          0
                                 ---------- ---------                  ---------
  Total Current Liabilities       608,998     118,826                   118,826
                                 ---------- ---------                  ---------

STOCKHOLDERS' DEFICIT
Preferred stock, $.01 par value,
  10,000,000 shares authorized
  no shares outstanding
Common stock, $.01 par value,
  50,000,000 shares
  authorized, 2,284,027 and
  13,652,326 shares issued
  and outstanding                  22,840                (  113,683)    136,523
Common stock, no par value,
 value, 50,000,000 shares
 authorized, 14,580,000 shares
 issued and outstanding                       14,580         14,580
Additional paid in capital      4,263,851                 4,385,794    (121,943)
Retained deficit               (4,891,746)  ( 18,203)    (4,891,746)   ( 18,203)
                                ---------- ---------      ---------   ----------
  TOTAL STOCKHOLDERS' DEFICIT  (  605,055)  (  3,623)                  (  3,623)
                                ---------- ---------      ---------   ----------
TOTAL LIABILITIES AND EQUITY   $    3,943  $ 115,203                  $ 115,203
                                ========== =========                   =========

Notes to Pro Forma Consolidated Condensed Balance Sheet

(1) 14,580,000 shares of previously outstanding shares of IQB were exchanged for 11,388,777 shares of JVWeb. No shares were issued to promoters or advisors in connection with this Merger Agreement effective March 22, 2002. 3,331,000 outstanding IQB warrants exercisable at $.10 were carried over as well.

(2) In connection with the merger, the founding and majority shareholder of JVWeb agreed to purchase at least 500,000 JVWeb shares at $1, by matching similar purchases made by investors brought in by shareholders of IQB. As of May 19, 2002, $1,074,192 in cash was received through the sale of 1,074,192 newly-issued shares.

(3) As a condition precedent to the merger, JVWeb's founding shareholder agreed to accept all of JVWeb's interest in six inactive subsidiaries of JVWeb and their related trademarks in exchange for cancellation of $582,191 in debt owed by JVWeb to him. That debt represents the total balance due to that shareholder immediately prior to the merger.

         (c)  Exhibits

         9.1 Voting Agreement dated as of February 27, 2002 by Pierre Cote, Sylvie Lariviere and Eric McAfee in favor of Greg J. Micek.

         10.1 Agreement and Plan of Merger dated as of February 27, 2002 by and among (a) JVWeb, Inc., a Delaware corporation, (b) IQB Acquisition Corporation, a newly-formed, wholly-owned Delaware subsidiary of JVWeb, Inc., (c) IQ Biometrix California, Inc., a California corporation, and (d) Pierre Cote, Sylvie Lariviere and Eric McAfee.

         10.3 Sale and Purchase Agreement dated as of February 27, 2002 by and between JVWeb, Inc., a Delaware corporation, and Greg J. Micek.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JVWEB, INC.
                                            (Registrant)

Date: June 7, 2002                      By:  /s/ Richard Thompson
                                            ---------------------
                                            Richard Thompson,
                                            President & Chief Executive Officer

                                  EXHIBIT INDEX

         9.1* Voting Agreement dated as of February 27, 2002 by Pierre Cote, Sylvie Lariviere and Eric McAfee in favor of Greg J. Micek.
         10.1* Agreement and Plan of Merger, dated as of February 27, 2002 (the "Merger Agreement"), by and among (a) JVWeb, Inc., a Delaware corporation, (b) IQB Acquisition Corporation, a newly-formed, wholly-owned Delaware subsidiary of JVWeb, Inc.,
                  (c) IQ Biometrix California, Inc., a California corporation, and (d) Pierre Cote, Sylvie Lariviere and Eric McAfee.
         10.3* Sale and Purchase Agreement dated as of February 27, 2002 by and between JVWeb, Inc., a Delaware corporation, and Greg J. Micek.

*        Previously filed.